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                                                                EXHIBIT 23.2


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement on Form S-1 filed pursuant to Rule 462(b) which relates to Registration Statement File No. 333-21691 of Team Rental Group, Inc.


                                        ARTHUR ANDERSEN LLP



Orlando, Florida
April 23, 1997